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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  MARCH 6, 2002
                Date of report (Date of earliest event reported)


                          FOUNDERS FOOD & FIRKINS LTD.
               (Exact Name of Registrant as Specified in Charter)



        MINNESOTA                   000-29643                   41-1883639
(State or Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)           Identification Number)


                              5831 CEDAR LAKE ROAD
                         ST. LOUIS PARK, MINNESOTA 55416
          (Address of Principal Executive Offices, including Zip Code)




                                 (952) 525-2070
              (Registrant's Telephone Number, including Area Code)




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ITEM 5    OTHER EVENTS

          Pursuant to Rule 135c of the Rules and Regulations under the Securities Act of 1933, as amended, reference is made to the press release issued to the public by Founders Food & Firkins Ltd. on March 6, 2002, relating to a proposed unregistered offering, attached hereto as Exhibit 99.

ITEM 7    FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL  INFORMATION AND EXHIBITS

          (c)   Exhibits.

          99    Press release, dated March 6, 2002.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 6, 2002.


                           FOUNDERS FOOD & FIRKINS LTD.


                           By: /s/ Steven J. Wagenheim
                               -------------------------
                                Steven J. Wagenheim
                                President and Chief Executive Officer




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EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

99          Press release, dated March 6, 2002.